Exhibit 99.1

N E W S  R E L E A S E

FOR IMMEDIATE RELEASE	Contact:	Steven E. Nielsen, President and CEO H. Andrew DeFerrari, Senior Vice President and CFO (561) 627-7171

February 12, 2018

DYCOM INDUSTRIES, INC. LOWERS EXPECTATIONS FOR SECOND QUARTER FISCAL 2018 RESULTS
AND THE FIRST QUARTER OF FISCAL 2019 AND PROVIDES GUIDANCE FOR FISCAL 2019

Palm Beach Gardens, Florida, February 12, 2018 - Dycom Industries, Inc. (NYSE: DY) announced today that for the quarter ended January 27, 2018 the Company expects revenue of approximately $655.0 million, below the midpoint of its previous guidance. Additionally, the Company expects Non-GAAP Adjusted Diluted Earnings per Common Share ranging from $0.09 - $0.12 for the quarter ended January 27, 2018, which is below previous guidance. On a GAAP basis, the Company expects Diluted Earnings per Common Share ranging from $1.20 - $1.23, including tax benefits from the Tax Cuts and Jobs Act of 2017 (“Tax Reform”) and tax benefits from the vesting and exercise of share-based awards. See “Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures” included below.

Widespread adverse weather reduced the number of available workdays and negatively impacted productivity and margins during the quarter ended January 27, 2018. Margins were also impacted by costs incurred in conjunction with the initiation of large customer programs.

The Company plans to report full financial results for the second quarter period ended January 27, 2018 on Wednesday, February 28, 2018, before the open of trading on the New York Stock Exchange.

Outlook

As previously announced, the Company changed its fiscal year end from the last Saturday in July to the last Saturday in January. As a result, fiscal 2019 commenced on January 28, 2018.

The Company is providing financial guidance for the 2019 fiscal year ending January 26, 2019, as well as updating its outlook for the quarter ending April 28, 2018 (first quarter of fiscal 2019). This guidance reflects the anticipated timing of activity on large customer programs and the related impacts on margins as well as consideration of near-term weather conditions. The Company currently expects the following:

	Fiscal 2019	Quarter Ending April 28, 2018 (Q1-19)
Contract revenues	$3.30 - $3.50 billion	$720 - $750 million
Diluted Earnings per Common Share - GAAP(1)	$4.78 - $5.70	$0.52 - $0.67
Non-GAAP Adjusted Diluted Earnings per Common Share(1)	$5.22 - $6.14	$0.63 - $0.78
Non-GAAP Adjusted EBITDA % of revenue	13.6% - 14.1%	10.7% - 11.1%

(1) Earnings per Common Share calculations based on effective tax rate of 27.3%. See Tax Reform below for further information.

See reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures included below.

Tax Reform

The Company estimates that Tax Reform will result in a benefit to the Company’s income taxes of approximately $31.0 million, or $0.98 per diluted common share, in the quarter ended January 27, 2018 (second quarter of fiscal 2018). It will not impact Non-GAAP Adjusted Diluted Earnings per Common Share. This benefit primarily resulted from the re-measurement of the Company’s net deferred tax liabilities at a lower U.S. federal corporate income tax rate and represents a preliminary assessment of the effect of Tax Reform. The impact of Tax Reform may change from this preliminary estimate as the Company completes its assessment for purposes of finalizing its year-end provision for income taxes.

Based on a preliminary analysis of the impact of Tax Reform, the Company currently expects that the fiscal 2019 effective tax rate will be within a range of 27.0% to 27.5%.

Other Information

As of January 27, 2018, the Company reported cash and equivalents of approximately $84.0 million, no outstanding borrowings on its revolving line of credit and $358.1 million of term loans outstanding.

Use of Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, the Company may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. See Explanation of Non-GAAP Financial Measures directly following the press release tables.

About Dycom Industries, Inc.

Dycom is a leading provider of specialty contracting services throughout the United States and in Canada. These services include program management, engineering, construction, maintenance and installation services for telecommunications providers, underground facility locating services for various utilities, including telecommunications providers, and other construction and maintenance services for electric and gas utilities.

Forward Looking Information

This press release contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. These statements include those related to the expected results for the second quarter period ended January 27, 2018 which are preliminary and unaudited, the outlook for the quarter ending April 28, 2018 and fiscal 2019 and statements found under the “Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures” section of this release. Forward looking statements are based on management’s current expectations, estimates and projections. These statements are subject to risks and uncertainties that may cause actual results for completed periods and periods in the future to differ materially from the results projected or implied in any forward-looking statements contained in this press release. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and include business and economic conditions and trends in the telecommunications industry affecting the Company’s customers, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, preliminary purchase price allocations of acquired businesses, expected benefits and synergies of acquisitions, the future impact of any acquisitions or dispositions, adjustments and cancellations related to the Company’s backlog, weather conditions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, the impact of the Tax Cuts and Jobs Act of 2017, and the other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake to update forward-looking statements.

---Tables Follow---

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES
UNAUDITED

GAAP and Non-GAAP Earnings per Share Guidance for the Quarter Ended January 27, 2018 (Q2-18)

Quarter
Ended
January 27, 2018
Diluted Earnings per Share:
Diluted Earnings per Common Share - GAAP	$1.20 - $1.23
Adjustments
Addback of after-tax non-cash amortization of debt discount on Notes (a)	0.09
Tax impact of Tax Reform (b)	(0.98)
Tax impact of share-based vesting and exercises under ASU 2016-09 (c)	(0.22)
Non-GAAP Adjusted Diluted Earnings per Common Share	$0.09 - $0.12

Diluted Shares (in millions):
Diluted Shares - GAAP	32.2
Adjustment for economic benefit of note hedge related to Notes (d)	(0.4)
Non-GAAP Adjusted Diluted Shares (d)	31.8

(a) The Company expects to recognize $4.6 million of pre-tax interest expense for non-cash amortization of the debt discount associated with the Company’s 0.75% convertible senior notes due September 2021 (the “Notes”).

(b) The Company estimates that Tax Reform will result in a benefit to the Company’s income taxes of approximately $31.0 million. This benefit primarily resulted from the re-measurement of the Company’s net deferred tax liabilities at a lower U.S. federal corporate income tax rate and represents a preliminary assessment of the effect of Tax Reform. The impact of Tax Reform may change from this preliminary estimate as the Company completes its assessment for purposes of finalizing its year-end provision for income taxes.

(c) The Company expects to recognize an income tax benefit of approximately $7.0 million for the tax effects of certain share-based award activities in accordance with ASU 2016-09, Improvements to Employee Share-Based Payment Accounting (“ASU 2016-09”). See Explanation of Non-GAAP Financial Measures below for more information related to income tax benefits as a result of the adoption of ASU 2016-09.

(d) Diluted shares used in computing expected GAAP Diluted Earnings per Common Share includes approximately 0.4 million common shares from the dilutive effect of the Notes based on the average share price during the quarter ended January 27, 2018. The Company has a note hedge in effect to offset the economic dilution of the Notes up to an average quarterly share price of $130.43 per share. Non-GAAP Adjusted Diluted Shares excludes the GAAP dilutive effect of the Notes based on the expected effect of the note hedge. See the Company’s Form 8-K previously filed with the Securities and Exchange Commission on September 28, 2015 for further information regarding the Notes and note hedge.

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES (CONTINUED)
UNAUDITED

GAAP and Non-GAAP Adjusted Diluted Earnings per Common Share Guidance for Fiscal 2019 and Quarter Ending April 28, 2018 (Q1-19)

		Quarter Ending
		April 28, 2018
	Fiscal 2019	(Q1-19)
Diluted Earnings per Share:
Diluted Earnings per Common Share - GAAP (a)	$4.78 - $5.70	$0.52 - $0.67
Adjustment
Addback of after-tax non-cash amortization of debt discount on Notes (b)	0.44	0.11
Non-GAAP Adjusted Diluted Earnings per Common Share	$5.22 - $6.14	$0.63 - $0.78

Diluted Shares (in millions) (c)	31.9	31.8

(a) Based on a preliminary analysis of the impact of Tax Reform, the Company currently expects that the fiscal 2019 effective tax rate will be within a range of 27.0% to 27.5%.
(b) The Company expects to recognize approximately $19.1 million and $4.7 million in pre-tax interest expense during fiscal 2019 and the quarter ending April 28, 2018, respectively, for non-cash amortization of the debt discount associated with the Notes.

(c) Actual diluted shares will include any applicable dilutive effect of the Notes based on the average share price during the respective period. The Company has a note hedge in effect to offset the economic dilution of the Notes up to an average quarterly price of $130.43 per share. Accordingly, for Non-GAAP Adjusted Diluted Earnings per Common Share calculations, the Company expects to present results per share that exclude the dilutive effect of the Notes, if applicable, based on the expected effect of the note hedge.

Reconciliation of Net Income to Non-GAAP Adjusted EBITDA based on the Midpoint of Earnings per Common Share (“EPS”) Guidance for Fiscal 2019 and Quarter Ending April 28, 2018 (Q1-19) (Dollars in millions)

		Quarter Ending
		April 28, 2018
	Fiscal 2019	(Q1-19)
	(at midpoint of EPS guidance)
Net Income	$167.2	$19.0
Interest Expense, Net	41.5	10.1
Provision for income taxes	62.8	7.1
Depreciation and amortization	183.6	43.8
Earnings Before Interest, Taxes, Depreciation & Amortization (“EBITDA”)	455.1	80.0
Gain on sale of fixed assets	(11.0)	(5.1)
Stock-based compensation expense	26.1	5.3
Non-GAAP Adjusted EBITDA	$470.2	$80.3

Contract Revenues (at midpoint of guidance)	$3,400	$735
Non-GAAP Adjusted EBITDA % of Contract Revenues (at midpoint of guidance)	13.8%	10.9%

Amounts in tables above may not add due to rounding.

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO COMPARABLE GAAP FINANCIAL MEASURES (CONTINUED)

Explanation of Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures used in this release as follows:

•
Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates.

•
Non-GAAP Adjusted Net Income - GAAP net income before non-cash amortization of the debt discount and the related tax impact, certain tax impacts resulting from vesting and exercise of share-based awards, certain tax impacts of Tax Reform, and certain non-recurring items.

•
Non-GAAP Adjusted Diluted Earnings per Common Share and Non-GAAP Adjusted Diluted Shares - Non-GAAP Adjusted Net Income divided by Non-GAAP Adjusted Diluted Shares outstanding. The Company has a note hedge in effect to offset the economic dilution of its Notes up to an average quarterly share price of $130.43. The measure of Non-GAAP Adjusted Diluted Shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share excludes dilution from the Notes. Management believes that the calculation of Non-GAAP Adjusted Diluted Shares to reflect the note hedge is useful to investors because it provides insight into the offsetting economic effect of the hedge against potential conversion of the Notes.

Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share:

•
Non-cash amortization of the debt discount - The Company’s Notes were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the Notes represents a debt discount. The debt discount is being amortized over the term of the Notes but does not result in periodic cash interest payments. The Company has excluded the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the Notes that will be paid in cash and provides management with a consistent measure for assessing financial results.

•
Tax impact from Tax Reform - During the quarter ended January 27, 2018, the Company expects to recognize an income tax benefit of approximately $31.0 million resulting from Tax Reform, primarily due to a reduction of net deferred tax liabilities. The Company has excluded this impact because it is a significant change in the U.S. federal corporate tax rate and because the Company believes it is not indicative of the Company’s underlying results or ongoing operations. The impact of Tax Reform may change from this preliminary estimate as the Company completes its assessment for purposes of finalizing its year-end provision for income taxes.

•
Tax impact of excess tax benefits as a result of ASU 2016-09 - ASU 2016-09 became effective for the Company during the first quarter period ended October 28, 2017 and changed the treatment of excess tax benefits (or shortfalls) arising from the vesting and exercise of share-based awards. Prior to ASU 2016-09, these amounts were recorded as an adjustment to additional paid-in capital. With the adoption of ASU 2016-09, these amounts are now captured in the Company’s provision for income taxes. The Company excluded the impact of approximately $7.0 million of excess tax benefits during the quarter ended January 27, 2018 from its provision for income taxes in its Non-GAAP measures as this amount may vary significantly from period to period and excluding this amount from the Company’s Non-GAAP financial measures provides management with a more consistent measure for assessing financial results.

•	Tax impact of adjusted results - The tax impact of the adjusted results reflects the Company’s effective tax rate used for financial planning during the applicable period.

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